Other income/(expenses), net	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Other income/(expenses), net
5.8 Other income/(expenses), net
Gain from sale of Priority Review Voucher, net
The Company sold the PRV received from the FDA for $103 million (€95 million) on February 2, 2024.
The Company was awarded a tropical disease PRV in November 2023 following the FDA’s approval of IXCHIQ, Valneva’s single-dose, live-attenuated vaccine indicated for the prevention of disease caused by chikungunya virus.
The net gain from the sale of the PRV amounted to €90.8 million, after deducting expenses in the amount of €4.2 million, which included transaction fees as well as expenses in connection with contractual payment obligations related to the PRV sale.
Other income and expenses, net
Other income and expenses, net include the following:

	Year ended December 31,
in € thousand	2025	2024	2023
Research and development tax credit	4,942	10,028	6,797
Grant income	5,957	10,194	11,350
Gain/(loss) on disposal of fixed assets and intangible assets, net	(432)	(445)	(21)
Gain/(loss) from revaluation of lease agreements	1	711	45
Taxes, duties, fees, charges, other than income tax	(373)	(346)	(475)
Miscellaneous income/(expenses), net	305	564	3,824
OTHER INCOME AND EXPENSES, NET	10,400	20,706	21,520

Other operating income and expenses decreased by €10.3 million, or 50%, to €10.4 million for the year ended December 31, 2025, from €20.7 million for the year ended December 31, 2024, primarily due to lower grant income and lower research and development tax credit.
Income from the research and development tax credit decreased significantly due to the decrease of the R&D tax credit in Valneva Scotland (see Note 5.8.2 Research and development tax credits).
Grant income decreased considerably due to the final installment of the Scottish Enterprise grant being paid at the beginning of 2025, as well as lower grant income recognized related to the CEPI agreement (see Note 5.8.1 Grants).
The slight decrease in the “miscellaneous income/(expenses), net” for the year ended December 31, 2025 mainly reflects the discontinuation of residual income following the 2023 divestment of the Clinical Trial Manufacturing unit in Solna, with final payments received in 2024.
5.8.1 Grants
Grants from governmental agencies and non-governmental organizations are recognized where there is reasonable assurance that the grant will be received and the Group will comply with all conditions.
Grants received as reimbursement of approved research and development expenses are recognized as other income when the related expenses have been incurred and there is reasonable assurance that funds will be received. Advance payments received under such grants are deferred and recognized when the relevant conditions are met. Advance payments received which need to be repaid are recognized as borrowings (see Note 5.24.1 Principal loan).
Government grants received to support the purchase of property, plant and equipment are included in non-current liabilities as deferred government grants and are credited to the income statement on a straight-line basis over the expected lives of the related assets.
During the year ended December 31, 2025 €0.1 million (£0.1 million) of grant income was recognized in connection with support received from Scottish Enterprise, Scotland’s national economic development agency, to support research and development as well as manufacturing development activities on the Livingston site.This represents the final amount received from the original agreement spanning over 3 years and compared to €3.7 million (£3.1 million) recognized for the year ended December 31, 2024.
In 2019, the Group signed a funding agreement with CEPI. Valneva received $24.6 million for vaccine manufacturing and late-stage clinical development of its single-dose, live attenuated vaccine against chikungunya. In line with CEPI’s commitment to equitable access, the funding underwrote a partnership effort to accelerate regulatory approval of Valneva’s chikungunya vaccine for use in regions where outbreaks occur and to support World Health Organization prequalification to facilitate broader access in low- and middle-income countries (LMICs). Valneva has to pay CEPI up to $7.0 million as consideration, upon achievement of certain commercial and related milestones, of which $3.0 million was paid in April 2024. The refundable consideration is accounted for as a loan and measured in accordance with IFRS 9 (see Note 5.24). The difference between the proceeds from CEPI and the carrying amount of the loan is treated under IAS 20 and presented as “Borrowings”.
The partnership with CEPI was extended in July 2024 when the Group signed the second funding agreement, which was subsequently amended during 2025. CEPI now provides up to $48.9 million additional funding in the next four years to support broader access to IXCHIQ, in LMICs, as well as post-marketing trials and potential label extensions in children, adolescents, and pregnant women. The proceeds from CEPI are treated under IAS 20 and presented as Grant income. In the year ended December 31, 2025, €5.8 million (December 31, 2024 €6.5 million) of grant income related to the second agreement with CEPI was recognized.
5.8.2 Research and development tax credits
Research and development tax credits granted by tax authorities are accounted for as grants under IAS 20. As a consequence, the portion of the research tax credit covering operating expenses is recognized in the income statement in “Other income and expenses, net” and the portion covering capitalized development expenditures under “Intangible assets” is recorded as deduction from the assets relating to fixed assets.
In December 31, 2025, the position included research and development tax credits mainly from Austria (€3.5 million) and France (€1.1 million) whereas in December 31, 2024 Valneva recognized tax credits primarily from Austria (€3.6 million) and from Scotland (€5.2 million)